UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

Arxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43234	39-5113483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Blue Hills Avenue Bloomfield, Connecticut	06002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (860) 243-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2026, Arxis, Inc., a Delaware corporation (the “Company”) completed its previously announced initial public offering (the “IPO”) of 46,575,000 shares of its Class A common stock, par value $0.01 per share (“Class A Common Stock”), including the issuance of 6,075,000 Class A Common Stock as a result of the underwriters’ exercise of their option to purchase additional shares, at an initial public offering price of $28.00 per share.

Immediately prior to the completion of the IPO, the Company effected a reorganization (the “Reorganization”), pursuant to the Reorganization Agreement, dated April 16, 2026 (the “Reorganization Agreement”), whereby the Company’s wholly owned merger subsidiaries merged with and into Arcline Engineered Polymer Topco L.P. (“IPS”), Hawkeye TopCo L.P. (“Quantic”), Connector TopCo, L.P. (“Connector”) and Ovation TopCo, L.P. (“Ovation” and, together with IPS, Quantic and Connector, the “Arxis Businesses”), with the Arxis Businesses surviving as wholly owned subsidiaries of the Company. As consideration for such mergers, the Company issued (i) 23,153,980 shares of Class A Common Stock and 340,676,786 shares of Class B common stock, par value $0.01 per share, to the holders of Class A units and vested Management Incentive Units (“MIUs”), Growth Participation Units (“GPUs”) and Value Creation Bonuses (“VCBs”) of the Arxis Businesses, of which 649,293 shares of Class A Common Stock were withheld by the Company at the IPO price to satisfy such recipients’ resulting tax remittance obligations that will be paid by the Company, (ii) 11,117,031 restricted shares, or restricted stock units with respect to, Class A Common Stock to holders of unvested MIUs, GPUs and VCBs of the Arxis Businesses, which awards are subject to forfeiture conditions, including forfeiture of unvested awards upon termination of service prior to vesting and (iii) one share of convertible common stock, par value 0.01 per share, to Arcline Arxis Advisory I, L.P., convertible into Class B common stock. The Reorganization Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The terms of the Reorganization Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described herein.

As previously contemplated by, and described in, the Company’s registration statement on Form S-1, as amended (File No. 333-294577), filed by the Company with the Securities and Exchange Commission (the “SEC”) and declared effective on April 15, 2026 (the “Registration Statement”), the Company retained $1,220 million as net proceeds from the IPO. Approximately $746 million of the net proceeds were used to repay borrowings under the Company’s Term Loan Credit Facility (as defined in the Registration Statement). Following the loan repayment, the Company intends to use the remaining net proceeds for working capital and other general corporate purposes. As a result of the IPO, Arcline Investment Management, L.P. (“Arcline”) and the investment funds affiliated with it currently own approximately 99.00% of the total voting power of the Company’s outstanding common stock.

In connection with the IPO and the closing of the IPO, the Company entered into the following agreements with Arcline and its affiliated entities:

•

the Stockholders Agreement, dated April 16, 2026, with Arcline (the “Stockholders Agreement”), pursuant to which Arcline will have certain director nomination rights, consent rights and information rights, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference;

•

the Registration Rights Agreement, dated April 16, 2026, with entities affiliated with Arcline (the “Registration Rights Agreement”), pursuant to which the Company has granted such affiliated entities certain registration rights with respect to the Class A Common Stock owned by them following the completion of the IPO, including demand and piggyback registration and expense and indemnification rights, a copy of which is filed as Exhibit 10.3 and is incorporated herein by reference;

•

the Amended and Restated Advisory and Consulting Services Agreement, dated April 16, 2026, with Arcline Arxis Advisory I, L.P. (the “Advisory and Consulting Services Agreement”), pursuant to which Arcline provides the Company certain assistance and support services to the Arxis Businesses relating to buy-side and sell-side transactions contemplated by the Arxis Businesses, operations and value creation consulting services, including research, strategy, technology, operations and talent related services, for the Arxis Businesses, all in exchange for one share of convertible common stock to Arcline Arxis Advisory I, L.P. and expense reimbursement, a copy of which is filed as Exhibit 10.4 and is incorporated herein by reference;

•

the Convertible-Related Tax Receivable Agreement, dated April 16, 2026, with Arcline Arxis Advisory I, L.P. (the “Convertible-Related Tax Receivable Agreement”) in connection with the Reorganization, pursuant to which the Company will pay Arcline Arxis Advisory I, L.P. 85% of the cash tax savings the Company realizes with respect to the compensation deduction resulting from the transfer of the convertible common stock in respect of the services to be provided under the Advisory and Consulting Services Agreement, a copy of which is filed as Exhibit 10.5 and is incorporated herein by reference; and

•

the Convertible Common Award Agreement, dated April 16, 2026, with Arcline Arxis Advisory I, L.P. (the “Convertible Common Award Agreement”) pursuant to which the Company issues Arcline Arxis Advisory I, L.P. an award of one convertible common stock, subject to the terms of the Advisory and Consulting Services Agreement, and sets forth the terms for its forfeiture, a copy of which is filed as Exhibit 10.6 and is incorporated herein by reference.

The terms of the Stockholders Agreement, the Registration Rights Agreement, the Advisory and Consulting Services Agreement, the Convertible-Related Tax Receivable Agreement and the Convertible Common Award Agreement are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description of the Company’s Reorganization set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

On April 16, 2026, the Company amended and restated its certificate of incorporation (as so amended and restated, the “Certificate of Incorporation”). For further details regarding the Certificate of Incorporation, see the description of the Certificate of Incorporation set forth in the section of the Registration Statement entitled “Description of Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of Bylaws

On April 16, 2026, the Company amended and restated its bylaws (as so amended and restated, the “Bylaws”). For further details regarding the Bylaws, see the description of the Bylaws set forth in the section of the Registration Statement entitled “Description of Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit No.

3.1	Amended and Restated Certificate of Incorporation of Arxis, Inc.

3.2	Amended and Restated Bylaws of Arxis, Inc.

10.1†	Reorganization Agreement, dated as of April 16, 2026, by and among Arxis, Inc. and the parties thereto.

10.2	Stockholders Agreement, dated as of April 16, 2026, by and between Arxis, Inc. and Arcline Investment Management, L.P.

10.3	Registration Rights Agreement, dated as of April 16, 2026, by and among Arxis, Inc. and the investors party thereto.

10.4	Amended and Restated Advisory and Consulting Services Agreement, dated as of April 16, 2026, by and between Arxis, Inc. and Arcline Arxis Advisory I, L.P.

10.5	Convertible-Related Tax Receivable Agreement, dated as of April 16, 2026, by and between Arxis, Inc. and Arcline Arxis Advisory I, L.P.

10.6	Convertible Common Award Agreement, dated as of April 16, 2026, by and between Arxis, Inc. and Arcline Arxis Advisory I, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARXIS, INC.

Date: April 17, 2026	By:	/s/ Azad Badakhsh
Azad Badakhsh
Chief Financial Officer